Exhibit 10.5b
AMENDMENT NO. 1 TO AGREEMENT
This Amendment No. 1 to Agreement (this “Amendment”), dated as of July 6, 2020, is entered into by and among Blake Baker Enterprises I, Inc., a Delaware corporation, Blake Baker Enterprises II, Inc., a Delaware corporation, and Blake Baker Enterprises III, Inc., a Delaware corporation (collectively, the “Baker Entities”), Blake Baker, Compstar Holding Company LLC, a Delaware limited liability company (the “Company”), Trean Holdings LLC, a Delaware limited liability company (“Trean”), and Trean Compstar Holdings LLC, a Delaware limited liability company (“Trean Compstar”), and amends that Agreement, dated as of June 3, 2020, by and among the Baker Entities, Trean and Trean Compstar (the “Original Agreement”).  Capitalized terms used and not defined in this Amendment shall have the respective meanings ascribed to such terms in the Original Agreement.
The parties (a) acknowledged in the Original Agreement that the percentage of shares of Common Stock of the IPO Entity to be issued to the Baker Entities in the Exchange was  calculated based, in part, upon the respective capitalizations (including without limitation levels of indebtedness) of the Company, Trean and BIC as of December 31, 2019, and (b) agreed in the Original Agreement that if a material change to the capitalization of the Company, Trean or BIC occurs after December 31, 2019 and prior to the consummation of the Initial Public Offering (other than the Trean and BIC Reorganization, the Exchange, and the transactions contemplated by and relating to the Trean and BIC Reorganization and the Exchange), the parties would agree to equitably adjust the percentage of shares of Common Stock of the IPO Entity to be issued to the Baker Entities in the Exchange (such adjustment, the “Adjustment”) in the same manner as would have been effected had such change occurred as of December 31, 2019 in order to equitably reflect the purposes and intentions of the parties in entering into the Original Agreement (it being understood that if any such change results in the Baker Entities receiving a larger percentage of the shares of Common Stock of the IPO Entity in the Exchange than is provided in the Original Agreement, the Baker Entities will still be required to sell a sufficient number of shares of Common Stock in the IPO as contemplated by the Original Agreement such that the aggregate ownership of shares of Common Stock by the Baker Entities will be 9.99% of the total number of shares of Common Stock of the IPO Entity outstanding immediately after giving effect to the completion of the Initial Public Offering (calculated before giving effect to the exercise of any greenshoe option in connection with the Initial Public Offering, and calculated without giving effect to any Common Stock issuable upon the exercise of any options or warrants).  The amendments to the Original Agreement set forth below are intended, among other things, to reflect the Adjustment resulting from a change in the capitalizations of Trean and BIC since December 31, 2019.
1.          Amendments to Agreement.
(a)          Section 1(a)(i) of the Original Agreement is hereby amended to replace “14.45%” with “15.03%”.
(b)          All references in the Original Agreement to Blake Enterprises I, Inc., Blake Enterprises II, Inc. and Blake Enterprises III, Inc., including for purposes of signatories as parties to the Original Agreement, are hereby amended to instead be references to Blake Baker Enterprises I, Inc., Blake Baker Enterprises II, Inc. and Blake Baker Enterprises III, Inc., respectively.
2.          Representations and Warranties of Baker and the Baker Entities. Baker and the Baker Entities hereby jointly and severally represent and warrant to Trean, Trean Compstar and the IPO Entity as follows:  Each of the Baker Entities has the requisite power and authority to execute and deliver this Amendment, to perform its respective obligations hereunder and to consummate the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by Baker and each of the Baker Entities. The execution, delivery and performance of this Amendment has been duly authorized by each of the Baker Entities. The execution and delivery of this Amendment and performance by Baker and each of the Baker Entities of his or its respective obligations hereunder, the consummation of the transactions contemplated hereby and the compliance by Baker and each of the Baker Entities with any of the provisions hereof will not (i) violate or conflict with the organizational documents of each of the Baker Entities, (ii) violate or conflict with any action, suit or order affecting any of the Baker Entities or the Class B Units, or (iii) require any consent or other action by any other Person under, or constitute a default under, any provision of any contract, agreement or other instrument to which Baker or any of the Baker Entities is a party or to which Baker or any of the Baker Entities assets are bound (other than with respect to any restrictions on transfer imposed by the LLC Agreement, which the parties hereto hereby waive solely in connection with effecting the Exchange). This Amendment constitutes the valid and binding obligation of Baker and each of the Baker Entities, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.
3.          Representations and Warranties of Trean and Trean Compstar.  Trean and Trean Compstar hereby jointly and severally represent and warrant to each of the Baker Entities as follows: Each of Trean and Trean Compstar has the requisite power and authority to execute and deliver this Amendment, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Amendment has been duly and validly executed and delivered by Trean and Trean Compstar. The execution, delivery and performance of this Amendment has been duly authorized by Trean and Trean Compstar. The execution and delivery of this Amendment and performance by Trean and Trean Compstar of their respective obligations hereunder, the consummation of the transactions contemplated hereby and the compliance by Trean and Trean Compstar with any of the provisions hereof will not (i) violate, or conflict with, the organizational documents of Trean or Trean Compstar, (ii) violate or conflict with any action, suit or order affecting Trean or Trean Compstar, or (iii) require any consent or other action by any other Person under, or constitute a default under, any provision of any contract, agreement or other instrument to which Trean or Trean Compstar is a party or to which any of Trean’s or Trean Compstar’s assets are bound. This Amendment constitutes the valid and binding obligation of Trean and of Trean Compstar, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.
4.          Miscellaneous.  Sections 17.7-17.10, 17.12-17.13 and 17.21 of the LLC Agreement shall apply to this Amendment as if fully set forth herein, mutatis mutandis.  This Amendment shall not be assignable by any party without the prior written consent of the other parties hereto, except that the Company, Trean and Trean Compstar may assign any or all of their rights hereunder to the IPO Entity. This Amendment, the Original Agreement, and the other documents referred to herein embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt all prior understandings or agreements by or among such parties which may have related to the subject matter hereof.  Except as expressly provided in this Amendment, no term of the Original Agreement shall be waived, amended or otherwise modified as a result of the entry into this Amendment. In the event there is a conflict between the terms of the Original Agreement and the terms of this Amendment (to the extent relevant to the Original Agreement), the terms provided in this Amendment shall control.  This Amendment may be amended only by the mutual written agreement of the parties hereto.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which taken together shall be considered one and the same agreement.  In the event that any signature to this Amendment is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

 IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.
COMPSTAR HOLDING COMPANY LLC

By:	/s/ Andrew M. O’Brien
	Name:	Andrew M. O’Brien
	Title:	Authorized Signatory

TREAN COMPSTAR HOLDINGS LLC

By:	/s/ Andrew M. O’Brien
	Name:	Andrew M. O’Brien
	Title:	Authorized Signatory

TREAN HOLDINGS LLC

By:	/s/ Andrew M. O’Brien
	Name:	Andrew M. O’Brien
	Title:	Authorized Signatory

/s/ Blake Baker
Blake Baker

BLAKE BAKER ENTERPRISE I, INC. BLAKE BAKER ENTERPRISES II, INC. BLAKE BAKER ENTERPRISES III, INC.

By:	/s/ Blake Baker
	Name:	Blake Baker
	Title:	President